SUPPLEMENT TO EACH CURRENTLY EFFECTIVE PROSPECTUS:

                                 -----------------

                    GOVERNMENT & AGENCY SECURITIES PORTFOLIO

                          Premier Money Market Shares

                             MONEY MARKET PORTFOLIO

                       Institutional Money Market Shares

Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of Cash Account Trust (the "Trust") has approved the termination and liquidation of: (a) the Institutional Money Market Shares class of the Money Market Portfolio of the Trust, and (b) the Premier Money Market Shares class of the Government & Agency Securities Portfolio of the Trust, effective on or about February 16, 2010 (the "Liquidation Date"). Accordingly, each of the above-noted classes (individually, the "Class and collectively, the "Classes") will redeem all of its shares outstanding on the Liquidation Date. The costs of each liquidation, including the mailing of notification to shareholders, will be borne by each respective Class, subject to any applicable voluntary undertaking, then in effect, by the Advisor to waive or reimburse certain operating expenses of the Classes. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) on such redemption date for all shares they redeem. Shareholders whose shares are redeemed on the Liquidation Date will receive the net asset value per share (normally, $1.00) for all shares they own on the Liquidation Date. In conjunction with approving the termination and liquidation of the Classes, the Board of the Trust further approved closing the Classes to new investments effective immediately, except for broker/dealer cash sweep clients and dividend reinvestment. Shareholders who redeem shares using the checkwriting redemption privilege offered by the Classes are advised to cease using this privilege sufficiently far in advance of the Liquidation Date to ensure that any redemption checks are presented to the Classes for payment on or prior to the Liquidation Date since any such redemption checks presented to the Classes after the Liquidation Date will not be honored.

               Please Retain This Supplement for Future Reference


November 23, 2009
MONEY-3608